Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Fourth Quarter Results and Provides Outlook for 2018

LIVONIA, Mich., February 13, 2018 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced fourth quarter 2017 results and provided its business outlook for 2018.

•	Revenue for the fourth quarter was $538 million compared with $462 million in the fourth quarter of 2016 representing a 16 percent increase.

•	Net income was negative $3.9 million or $(0.19) per share, compared with $16.9 million or $0.81 per share in the fourth quarter last year. As detailed below, this year’s fourth quarter included a non-cash charge of $27.2 million related to U.S. tax reform legislation as well as other certain items that, in aggregate, adversely impacted results by $28.4 million. Excluding these items and comparable items in the fourth quarter of 2016, adjusted earnings per share amounted to $1.17, an increase of 15 percent from the $1.02 reported a year ago.

•	Adjusted EBITDA for the quarter was $61.1 million slightly ahead of the Company’s outlook and up 9 percent from $56.2 million a year ago.

•	For the quarter, net cash provided by continuing operating activities was $129 million. Cash disbursed for purchases of equipment totaled $28 million resulting in Free Cash Flow of $101 million.

•	Tower also provided its three year net new business backlog of $350 million for 2018 through 2020. This represents an increase of more than 20 percent from the company’s previous three year backlog of $290 million provided last year.

•	Full year 2018 outlook includes:

o	Revenue growth of 7 percent to $2.14 billion, reflecting primarily net new business of $125 million and favorable foreign exchange;
o	Adjusted EBITDA of $230 million;
o	Expansion of Adjusted EBITDA Margin to 10.7 percent;
o	Diluted Adjusted EPS of $4.10 per share – up 9 percent from 2017; and
o	Free Cash Flow of $50 million, with strong free cash flow in the second half of the year more than offsetting the expected cash outflow in the first half of the year.

•	The Company’s outlook for first quarter 2018 includes revenue of $550 million, Adjusted EBITDA of $53 million and Diluted Adjusted Earnings Per Share of 80 cents.

“Tower delivered solid financial results in the fourth quarter as revenue, Adjusted EBITDA, Adjusted EPS and Free Cash Flow were all above our previous outlook”, said CEO Jim Gouin.  “The Tower team did a great job throughout 2017, remaining focused on safety and quality, while meeting our customers’ requirements and delivering impressive financial results.  We continue to invest in Tower’s growth, and are benefitting from the emerging industry trends, as demonstrated by the $350 million of net new business backlog.  This new business coupled with our exposure to trucks and SUVs in North America position Tower for continued growth in the coming years at a faster pace than the industry.”

Tower to Host Conference Call Today at 11 a.m. EST

Tower will discuss its fourth quarter 2017 results and other related matters in a conference call at 11 a.m. EST today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #6286489. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted EBITDA margin”, “adjusted earnings per share”, and “free cash flow”. We define adjusted EBITDA as net income/(loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Adjusted EBITDA margin represents Adjusted EBITDA divided by revenues, Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by continuing operating activities less cash disbursed for purchases of property, plant and equipment. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance and in certain instances in measuring performance for compensation purposes. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding mark to market adjustments of financial instruments, potential gain or loss on our Discontinued Operations, potential restructuring expenses, and expenses related to our long-term incentive compensation programs in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected full year earnings, cash flow and revenues, net new business backlog, business growth, adjusted EBITDA, adjusted EBITDA margin and free cash flow. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	our ability to take advantage of emerging secular trends;
•	risks associated with business divestitures; and

•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2017	2016	2017	2016

Revenues	$538,159	$462,274	$1,988,046	$1,913,641
Cost of sales	470,753	403,332	1,743,511	1,675,232
Gross profit	67,406	58,942	244,535	238,409
Selling, general, and administrative expenses	30,162	35,427	118,061	131,552
Amortization expense	110	105	443	449
Restructuring and asset impairment charges, net	2,356	2,607	10,735	5,389
Operating income	34,778	20,803	115,296	101,019
Interest expense	5,802	3,451	13,735	21,618
Interest income	133	506	330	614
Other expense	-	-	575	6,481
Income before provision for income taxes and income / (loss) from discontinued operations	29,109	17,858	101,316	73,534
Provision for income taxes	33,264	3,476	55,434	17,246
Income / (loss) from continuing operations	(4,155)	14,382	45,882	56,288
Income / (loss) from discontinued operations, net of tax	288	2,991	1,853	(17,008)
Net income / (loss)	(3,867)	17,373	47,735	39,280
Less: Net income attributable to the noncontrolling interests	-	488	110	701
Net income / (loss) attributable to Tower International, Inc.	$(3,867)	$16,885	$47,625	$38,579

Weighted average basic shares outstanding	20,536,983	20,345,078	20,498,668	20,864,321
Weighted average diluted shares outstanding	20,536,983	20,775,024	20,828,888	21,222,183

Basic income per share attributable to Tower International, Inc.:
Income / (loss) per share from continuing operations	$(0.20)	$0.68	$2.23	$2.66
Income / (loss) per share from discontinued operations	0.01	0.15	0.09	(0.82)
Income / (loss) per share	(0.19)	0.83	2.32	1.85

Diluted income per share attributable to Tower International, Inc.:
Income / (loss) per share from continuing operations	$(0.20)	$0.67	$2.20	$2.62
Income / (loss) per share from discontinued operations	0.01	0.14	0.09	(0.80)
Income / (loss) per share	(0.19)	0.81	2.29	1.82

Dividends declared per share	$0.12	$0.11	$0.45	$0.41

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands - unaudited)

	Dec. 31,	Dec. 31,
	2017	2016

ASSETS
Cash and cash equivalents	$123,688	$62,788
Accounts receivable, net of allowance of $1,385 and $961	239,319	178,251
Inventories	78,745	71,710
Assets held for sale	44,250	102,252
Prepaid tooling, notes receivable, and other	78,481	103,023
Total current assets	564,483	518,024

Property, plant, and equipment, net	535,272	465,569
Goodwill	63,665	56,383
Deferred tax asset	83,035	112,645
Other assets, net	13,642	9,902
Total assets	$1,260,097	$1,162,523

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$42,048	$34,211
Accounts payable	323,271	258,129
Accrued liabilities	113,949	114,079
Liabilities held for sale	17,336	53,310
Total current liabilities	496,604	459,729

Long-term debt, net of current maturities	344,738	351,232
Obligations under capital leases, net of current maturities	-	4,863
Deferred tax liability	4,807	5,594
Pension liability	47,813	61,627
Other non-current liabilities	96,263	65,539
Total non-current liabilities	493,621	488,855
Total liabilities	990,225	948,584

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock	$223	$221
Additional paid in capital	344,153	340,623
Treasury stock	(36,408)	(35,645)
Accumulated earnings / (deficit)	29,712	(14,021)
Accumulated other comprehensive loss	(67,808)	(83,383)
Total Tower International, Inc.'s stockholders' equity	269,872	207,795
Noncontrolling interests in subsidiaries	-	6,144
Total stockholders' equity	269,872	213,939

Total liabilities and stockholders' equity	$1,260,097	$1,162,523

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands - unaudited)

	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2017	2016	2017	2016

OPERATING ACTIVITIES:
Net income / (loss)	$(3,867)	$17,373	$47,735	$39,280
Less: Income / (loss) from discontinued operations, net of tax	288	2,991	1,853	(17,008)
Income / (loss) from continuing operations	(4,155)	14,382	45,882	56,288

Adjustments required to reconcile income / (loss) from continuing operations to net cash provided by continuing operating activities:
Deferred income tax provision	$30,759	$3,691	$46,126	$9,546
Depreciation and amortization	22,431	19,086	77,284	72,469
Non-cash share-based compensation	562	910	2,219	2,455
Pension income, net of contributions	(1,606)	5,852	(11,512)	(1,999)
Change in working capital and other operating items	80,835	61,412	4,740	(1,051)
Net cash provided by continuing operating activities	$128,826	$105,333	$164,739	$137,708

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(27,466)	$(42,767)	$(104,153)	$(116,283)
Proceeds from disposition of joint venture, net	-	4,546	15,944	4,546
Net cash used in continuing investing activities	$(27,466)	$(38,221)	$(88,209)	$(111,737)

FINANCING ACTIVITIES:
Proceeds from borrowings	$63,962	$123,081	$599,888	$581,833
Repayments of borrowings	(82,687)	(169,482)	(604,716)	(587,146)
Repayments on Term Loan Credit Facility	-	-	-	(50,000)
Original issuance discount	-	-	(1,808)	-
Debt issuance costs	-	-	(4,747)	-
Dividend payment to Tower stockholders	(2,465)	(2,236)	(9,221)	(8,570)
Proceeds from stock options exercised	219	237	1,313	305
Purchase of treasury stock	-	(1,045)	(763)	(19,578)
Net cash used in continuing financing activities	$(20,971)	$(49,445)	$(20,054)	$(83,156)

Discontinued operations:
Net cash from discontinued operating activities	$2,790	$2,318	$2,468	$6,032
Net cash used in discontinued investing activities	(1,340)	(1,479)	(2,591)	(3,589)
Net cash from / (used in) discontinued financing activities	(846)	(542)	291	(3,441)
Net cash from / (used in) discontinued operations	$604	$297	$168	$(998)

Effect of exchange rate changes on continuing cash and cash equivalents	$(902)	$(2,392)	$4,256	$(623)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$80,091	$15,572	$60,900	$(58,806)

CASH AND CASH EQUIVALENTS:
Beginning of period	$43,597	$47,216	$62,788	$121,594

End of period	$123,688	$62,788	$123,688	$62,788

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
(Amounts in thousands - unaudited)

Segment Data	Three Months Ended Dec. 31,
	2017		2016
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$197,893	$12,515	$155,243	$18,007
North America	340,266	48,579	307,031	38,238
Consolidated	$538,159	$61,094	$462,274	$56,245

	Year Ended Dec. 31,
	2017		2016
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$664,849	$45,518	$639,307	$55,314
North America	1,323,197	164,218	1,274,334	146,408
Consolidated	$1,988,046	$209,736	$1,913,641	$201,722

Adjusted EBITDA Reconciliation	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2017	2016	2017	2016
Net income / (loss) attributable to Tower International, Inc.	$(3,867)	$16,885	$47,625	$38,579
Restructuring and asset impairment charges, net	2,356	2,607	10,735	5,389
Depreciation and amortization	22,431	19,086	77,284	72,469
Acquisition costs and other	151	104	425	422
Long-term compensation expense	1,378	5,315	5,996	14,093
Pension actuarial loss	-	8,330	-	8,330
Interest expense, net	5,669	2,945	13,405	21,004
Other expense	-	-	575	6,481
Provision for income taxes	33,264	3,476	55,434	17,246
(Income) / loss from discontinued operations, net of tax	(288)	(2,991)	(1,853)	17,008
Net income attributable to noncontrolling interests	-	488	110	701
Adjusted EBITDA	$61,094	$56,245	$209,736	$201,722

Free Cash Flow Reconciliation	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2017	2016	2017	2016
Net cash provided by continuing operating activities	$128,826	$105,333	$164,739	$137,708
Cash disbursed for purchases of PP&E	(27,466)	(42,767)	(104,153)	(116,283)
Free cash flow	$101,360	$62,566	$60,586	$21,425

Net Debt Reconciliation	Dec. 31,	Dec. 31,
	2017	2016
Short-term debt and current maturities of capital lease obligations	$42,048	$34,211
Long-term debt, net of current maturities	352,886	357,298
Debt issue costs	(8,148)	(6,066)
Obligations under capital leases, net of current maturities	-	4,863
Total debt	386,786	390,306
Less: Cash and cash equivalents	(123,688)	(62,788)
Net debt	$263,098	$327,518

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	Dec. 31,		Dec. 31,
	2017	2016	2017	2016

Income / (expense) items included in net income, net of tax:
Cost of sales
Pension actuarial loss	$-	$(5,415)	$-	$(8,330)
Selling, general, and administrative expenses
One-time CEO compensation awards	-	(1,375)	-	(2,115)
Restructuring and asset impairment charges, net
One-time restructuring actions	(1,107)	-	(1,658)	-
Lease buyout of previously closed facility	-	(1,186)	-	(1,824)
Interest expense
Mark-to-market gain / (loss) on derivative financial instruments	(393)	653	(634)	1,005
Provision for income taxes
U.S. tax reform	(27,163)	-	(27,163)	-
Release of valuation allowances, net	-	553	-	553
Discontinued operations
Income from discontinued operations	288	2,991	288	2,991
Noncontrolling interests
Net income attributable to noncontrolling interests*	-	(488)	-	(488)
Total items included in net income, net of tax	$(28,375)	$(4,267)

Net income / (loss) attributable to Tower International, Inc.	$(3,867)	$16,885

Memo: Average shares outstanding (in thousands)
Basic	20,537	20,345
Diluted	20,537	20,775

Income / (loss) per common share (GAAP)
Basic	$(0.19)	$0.83
Diluted	(0.19)	0.81

Diluted adjusted earnings per share (non-GAAP)**	$1.17	$1.02

* Amounts attributable to noncontrolling interests of discontinued operations
** For the three months ended December 31, 2017 diluted share count of 20.9 million was used to calculate diluted adjusted earnings per share.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Year Ended		Year Ended
	Dec. 31,		Dec. 31,
	2017	2016	2017	2016

Income / (expense) items included in net income, net of tax:
Cost of sales
Pension actuarial loss	$-	$(5,415)	$-	$(8,330)
Selling, general, and administrative expenses
One-time CEO compensation awards	-	(2,477)	-	(3,812)
Restructuring and asset impairment charges, net
One-time restructuring actions	(5,687)	-	(8,942)	-
Lease buyout of previously closed facility	-	(1,186)	-	(1,824)
Interest expense
Mark-to-market gain / (loss) on derivative financial instruments	3,278	(1,565)	5,287	(2,407)
Acceleration of the amortization of debt issue costs and OID	-	(481)	-	(740)
Other expense
Debt refinancing costs	(357)	-	(575)	-
European divestiture expenses	-	(4,476)	-	(6,481)
Provision for income taxes
U.S. tax reform	(27,163)	-	(27,163)	-
Establishment of valuation allowance	(2,448)	-	(2,448)	-
Release of valuation allowances, net	-	553	-	553
Discontinued operations
Loss on sale of joint venture	(2,596)	-	(2,596)	-
Income / (loss) from discontinued operations	4,449	(17,008)	4,449	(17,008)
Noncontrolling interests
Net income attributable to noncontrolling interests*	(110)	(701)	(110)	(701)
Total items included in net income, net of tax	$(30,634)	$(32,756)

Net income attributable to Tower International, Inc.	$47,625	$38,579

Memo: Average shares outstanding (in thousands)
Basic	20,499	20,864
Diluted	20,829	21,222

Income per common share (GAAP)
Basic	$2.32	$1.85
Diluted	2.29	1.82

Diluted adjusted earnings per share (non-GAAP)	$3.76	$3.36

* Amounts attributable to noncontrolling interests of discontinued operations